First Quarter 2026 NASDAQ: MRBK Revised Earnings Supplement May 4, 2026

FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL, including the timing of third-party appraisals and loan valuations from lead financial institutions in which we are a loan participant; cyber-security concerns; rapid technological developments and changes, including the development and use of artificial intelligence in business processes, services, and products; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; escalating tariff and other trade policies and the resulting impacts on market volatility and global trade; the impact of uncertain or changing political conditions or any current or future federal government shutdown and uncertainty regarding the federal government's debt limit, geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the ongoing conflict in the Middle East, which could impact economic conditions in the United States; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; legislation affecting the financial services industry as a whole, and Meridian Corporation, in particular; changes in accounting policies, practices or guidance; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws. Meridian Corporation 2

MRBK INVESTMENT HIGHLIGHTS Regional presence with a community touch. "Go to" bank in the Delaware Valley Demonstrated organic growth engine in diversified loan segments. Focus on Commercial, CRE and Small Business Lending Valuable customer base trained to solely use electronic channel. Strong sales culture that capitalizes on market disruption. Skilled management team with extensive in-market experience. Comfortably handle all but the largest companies. Meridian Corporation 3

Geographic Footprint Regional Market Meridian Corporation 4

Q1'2026 vs Q1'2025 Financial Recap Summary Income Statement ($000s) Q1'2026 Q1'2025 Net Interest Income $ 23,202 $ 19,776 Provision for Credit Losses 7,493 5,212 Non-Interest Income 7,037 7,324 Non-Interest Expense 20,158 18,743 Income Before Income Taxes 2,588 3,145 Income Taxes 582 746 Net income $ 2,006 $ 2,399 Earnings Per Share Diluted Earnings Per Share $ 0.17 $ 0.21 Pre-Provision Net Revenue by Segment 1 Bank $ 10,513 $ 8,860 Wealth 811 726 Mortgage (1,243) (1,229) Pre-Provision Net Revenue $ 10,081 $ 8,357 Assets ($M) Loans ($M) Deposits ($M) Q1'2022 Q1'2023 Q1'2024 Q1'2025 Q1'2026 $1,000 $2,000 $3,000 Summary Balance Sheet Q1'2026 Q1'2025 Assets ($M) $ 2,577 $ 2,529 Loans ($M) 2 2,182 2,072 Deposits ($M) 2,170 2,129 Equity ($M) 200 174 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2) Includes loans held for investment. Meridian Corporation 5

For the Calendar Quarter Ended Balance Sheet ($M) Q1'2026 Q4'2025 Q3'2025 Q2'2025 Q1'2025 Total Assets $ 2,577 $ 2,562 $ 2,541 $ 2,511 $ 2,529 Total Loans & Leases² 2,221 2,204 2,191 2,152 2,100 Deposits 2,170 2,158 2,131 2,110 2,129 Equity 200 200 188 178 174 Tangible Equity / Tangible Assets3 7.65% 7.67% 7.27% 6.96% 6.73 % Net Income & Share Data ($000s) Net Income $ 2,006 $ 7,186 $ 6,659 $ 5,592 $ 2,399 Diluted EPS 0.17 0.61 0.58 0.49 0.21 Price per Common Share 18.96 17.58 15.79 12.89 14.40 TBV per Share 16.58 16.59 16.02 15.44 15.06 Pre-Provision Net Revenue3 10,081 12,584 11,523 11,090 8,357 Common Dividends per Share 0.14 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 3.0% 3.2% 3.2% 3.9% 3.5 % Profitability (%) ROAE 4.02% 14.79% 14.42% 12.68% 5.57 % ROAA 0.32% 1.10% 1.04% 0.90% 0.40 % NIM 3.82% 3.77% 3.77% 3.54% 3.46 % Q1'2026 HIGHLIGHTS 1) As of and for the quarter ended March 31, 2026, per May 4, 2026 revised press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Meridian Corporation 6

Q1'2026 INCOME STATEMENT TRENDS ($000s) Pre-Provision Net Revenue by Segment Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Bank $ 8,860 $ 9,005 $ 10,504 $ 11,771 $ 10,513 Wealth 726 604 512 493 811 Mortgage (1,229) 1,481 507 320 (1,243) Total Pre-Provision Net Revenue $ 8,357 $ 11,090 $ 11,523 $ 12,584 $ 10,081 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Provision Net Revenue Net Income $0 $5,000 $10,000 $15,000 $20,000 $25,000 Meridian Corporation 7

NET INTEREST MARGIN 3.09% 3.06% 3.20% 3.29% 3.46% 3.54% 3.77% 3.77% 3.82% 6.90% 6.98% 7.06% 6.81% 6.83% 6.89% 7.01% 6.82% 6.69% 4.00% 4.10% 4.05% 3.71% 3.56% 3.52% 3.42% 3.23% 3.04% Net Interest Margin Yield on Earning Assets Cost of Funds Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Meridian Corporation 8

DEPOSIT REPRICING DRIVING DOWN COST OF FUNDS Data as of March 31, 2026 • During Q1, time deposit costs declined 16 bps, aiding net interest margin • $459 million in term deposits to reprice next six months • Currently repricing at approx. 3.90%, up from 3.78% and 3.82% through months 1 to 3 and 3 to 6, respectively Meridian Corporation 9 Time Deposit Maturity Schedule ($000s) - as of March 31, 2026 3.78% 3.82% 3.78% 3.74% 3.62% 3.61% 3.46% Amount Maturing (000s) Blended Cost by Period 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 $260,000 $280,000 $300,000 3.00% 3.50% 4.00% 4.50% 5.00%

NON-INTEREST INCOME (Dollars in thousands) Q1'2026 Q4'2025 $ Change Mortgage banking income 1 4,115 6,001 (1,886) SBA income 150 1,285 (1,135) Wealth management income 1,729 1,679 50 Net (loss) on sale of loans — (184) 184 Net gain on sale of investments — 453 (453) Other income 1,043 1,381 (338) Total $ 7,037 $ 10,615 $ (3,578) Note 1 - includes FV change on mortgages HFS and related hedging derivatives. 57.2% 24.0% 2.1% 16.7% Mortgage banking income Wealth management income SBA income Net gain on sale of MSR's Other income (% of total non-interest income during Q1'2026) Meridian Corporation 10

NON-INTEREST EXPENSE (% of total non-interest expense during Q1'2026) (Dollars in thousands) Q1'2026 Q4'2025 $ Change Salaries & benefits 12,386 13,103 (717) Occupancy & equipment 1,183 1,210 (27) Professional fees 974 1,076 (102) Data processing and IT 1,973 1,981 (8) Other 3,642 4,288 (646) Total $ 20,158 $ 21,658 $ (1,500) 61.4% 5.9% 4.8% 9.8% 18.1% Salaries & employee benefits Occupancy & equipment Professional Data processing / IT Other Meridian Corporation 11

LOANS AND OTHER FINANCE RECEIVABLES Balance ($000s) March 31, 2026 YTD Growth % Commercial Mortgage 870,544 (1.0) % Commercial & Industrial 444,395 3.6 % Construction 343,376 3.9 % SBA loans 134,468 (3.8) % Leases, net 40,837 (10.2) % Residential mortgage 235,067 (0.5) % Home equity 109,795 2.6 % Consumer (other) 303 (7.9) % Total $ 2,178,785 0.5 % Commercial Mortgage, 40% Consumer, 16% Commercial & Industrial, 20% SBA, 6% Construction, 16% Leases, 2% Commercial - 84% Consumer - 16% (residential, home equity, personal) Meridian Corporation 12 As of March 31, 2026

C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of March 31, 2026 10 Largest C&I Relationships as a % of C&I Portfolio 11.5% 10 Largest C&I Relationships as a % of Total Loan Portfolio 4.7% Average Loan Size O/S of C&I Portfolio, excluding leases ($000s) $406 Weighted Average Risk Rating of C&I Portfolio Pass 15.9% 13.3% 8.2% 8.8% 5.4% 3.4% 5.8%4.8% 2.2% 8.0% 6.0%1.6% 1.4% 15.0% Manufacturing Construction Related RE Investment Professional Services Health & Social Services Admin & Support Retail Trade Leisure Commercial & Consumer Rental Wholesale Trade Financial, Insurance & RE Services Communication Infrastructure Providers & Services Waste Mgmt & Remediation Other *Includes commercial owner occupied real estate of $279 million Meridian Corporation Portfolio Characteristics 13 $887 M Total C&I* Includes $23 M of private equity loans

32.1% 2.2% 17.9% 1.7% 25.1% 11.1% 1.6% 3.7% 4.8% Resi & Coml Constr RE & Rental Lease Com RE Inv Construction Related RE Inv Leisure Health Care and Social Assistance Other Fin, Ins, RE Services CRE LOAN PORTFOLIO OVERVIEW - as of March 31, 2026 $933 M* Total CRE (as a % of CRE loans) *Commercial owner occupied real estate loans of $279 million not included (see C&I chart) Included in CRE: • $64.6 M of office buildings; & • $104 M of multi-family loans Meridian Corporation Multi-family Loans by Region: Region Amount ($000s) % of Total Philadelphia $ 84,984 80.6 % Chester County, PA 1,975 1.9 % Montgomery County, PA 6,524 6.3 % New Castle, DE 6,022 5.8 % Delaware County, PA 1,423 1.4 % Bucks County, PA 1,342 1.3 % Southern NJ 1,795 1.7 % Other 91 0.1 % Total $ 104,156 14

CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 114% 120% 120% 127% 131% 135% 150% 149% 156% 184% 177% 172% 169% 234% 256% 277% 287% 282% 288% 284% 289% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sept- 25 Dec-25 Mar-26 50% 100% 150% 200% 250% 300% Increase in Construction - largely Multi-family Meridian Corporation 15 * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at March 31, 2026.

6.79% 6.82% 7.89% 11.10% 11.50% 11.47% 10.53% 11.04% 10.50% 10.64% 1.01% 0.54% 1.12% 3.43% 3.96% 3.56% 3.52% 3.42% 3.23% 3.04% Yield on SBA Loans Cost of Funds FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 —% 5.00% 10.00% 15.00% SBA Loan Portfolio Overview SBA Loan Portfolio Profitability ($000s) Yield vs. Cost $4,639 $11,773 $13,280 $15,976 $15,245 $16,929 $2,810 $431 $2,478 $1,172 $2,469 $3,463 $8,111 $894 Total Net Revenue Provision for Credit Losses FYE 20 FYE 21 FYE 22 FYE 23 FYE 24 FYE 25 Q1'26 $5,000 $10,000 $15,000 $20,000 • $134.5 million loans outstanding at March 31, 2026. • Very profitable portfolio. • Spread on SBA portfolio - 7.60% for Q1 2026. • 54% of non-performing loans as of March 31, 2026 were originated during 2020-2021 prior to 500+ bps rise in rates. Meridian Corporation 16

ASSET QUALITY TRENDS 0.08% 0.05% 0.05% 0.11% 0.12% 0.20% 0.11% 0.34% 0.14% 0.17% 0.09% 0.16% 0.35% 1.25% 1.44% 1.53% 1.76% 1.93% 1.84% 2.20% 2.19% 2.50% 2.35% 2.53% 2.50% 2.64% 1.11% 1.32% 1.38% 1.58% 1.74% 1.68% 1.97% 1.90% 2.07% 2.14% 2.32% 2.38% 2.51% NCOs / Avg Loans NPLs / Loans NPAs / Assets Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% Meridian Corporation 17

ASSET QUALITY - as of March 31, 2026 Comm Mortgage, $6,748 Construction & Land Dev, $7,688 C & I - Billboard (1), $5,221 C & I - Other, $1,958 SBA, $23,911 Residential, $9,350 Leases, $1,560 Home Equity, $2,223 Non-performing Loans by Type ($000s) $12.9 million (54%) guaranteed by SBA (1) C&I Billboard is comprised of 1 loan relationship. Meridian Corporation 18

MORTGAGE VOLUME & MARGIN TRENDS ($000s) 2.95% 2.81% 2.82% 2.73% 2.63% 2.86% 2.93% 2.82% 2.91% Closed and Funded - Purchase Closed and Funded - Refi Sold Volume Margin Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 0 50 100 150 200 250 300 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% Q1'2024 Q2'2024 Q3'2024 Q4'2024 Q1'2025 Q2'2025 Q3'2025 Q4'2025 Q1'2026 Refinance (%) 16% 10% 12% 16% 18% 14% 14% 21% 30% Purchase (%) 84% 90% 88% 84% 82% 86% 86% 79% 70% Meridian Corporation 19 Period Sold Volume ($000s) Margin Q1'2026 $ 166,546 2.91 % FY 2025 773,228 2.82 % FY 2024 790,393 2.82 % FY 2023 606,042 2.85 % Period Originations ($000s) % Refi Q1'2026 $ 182,511 30 % FY 2025 830,751 17 % FY 2024 841,705 14 % FY 2023 678,617 11 % Year over Year Summary

DEPOSIT COMPOSITION - as of March 31, 2026 Business Accounts, 51% Consumer Accounts, 15% Municipal Deposits, 11% Time Deposits (Brokered), 23% Business Accounts Consumer Accounts Municipal Deposits Time Deposits (Brokered) Total Deposits $2.2 billion • At March 31, 2026, 64% of business accounts and 89% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $510 thousand at March 31, 2026. • The municipal deposits are 100% insured or collateralized and brokered time deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 20% at March 31, 2026. (as a % of total deposits) Meridian Corporation 20

INVESTMENT PORTFOLIO COMPOSITION - as of March 31, 2026 • Total investment securities 9.0% of total assets: – 86% Available for sale (AFS). – 14% Held-to-maturity (HTM). • Portfolio duration - 3.74 years • Average life - 4.90 years • Tax-equivalent yield - 3.83% • 12-month projected cash flow $31.4 million, or 10.20% of portfolio • Post Tax AFS URL $4.9 million or 1.97% of Tier 1 capital (1) (1) Capital ratios reflect Meridian Bank ratios. US government agency 46.5% State & municipal - tax free 23.7% Other 10.3% US asset backed 11.0% State & municipal - taxable 7.6% Equity securities 0.9% Total Securities $231 million Meridian Corporation 21

APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES Meridian Corporation 22

HISTORICAL FINANCIAL DATA 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or for the Quarter Ended As of or for the Year Ended (dollars in thousands) Q1'2026 Q4'2025 Q1'2025 2025Y 2024Y 2023Y Balance Sheet Total Assets $ 2,576,581 $ 2,561,995 $ 2,528,888 $ 2,561,995 $ 2,385,867 $ 2,246,193 Loans (1) 2,220,535 2,204,362 2,099,722 2,204,362 2,062,850 1,920,622 Deposits 2,169,960 2,158,128 2,128,742 2,158,128 2,005,368 1,823,462 Gross Loans / Deposits 102.33% 102.14% 98.64% 102.14% 102.87% 105.33 % Capital Total Equity $ 200,225 $ 199,716 $ 173,568 $ 199,716 $ 171,522 $ 158,022 Tangible Common Equity / Tangible Assets - HC (3) 7.65% 7.67% 6.73% 7.67% 7.05% 6.87 % Tangible Common Equity / Tangible Assets - Bank (3) 9.38 9.41 8.61 9.41 9.06 8.94 Tier 1 Leverage Ratio - Bank 9.58 9.50 9.30 9.50 9.21 9.46 Total Capital Ratio - Bank 11.51 11.65 11.14 11.65 11.20 11.17 Commercial Real Estate Loans / Total RBC 289.0% 284.1% 286.5% 284.1% 277.2% 255.9 % Earnings & Profitability Net Income $ 2,006 $ 7,186 $ 2,399 $ 21,836 $ 16,346 $ 13,243 ROA 0.32% 1.10% 0.40% 0.87% 0.70% 0.61 % ROE 4.02 14.79 5.57 12.00 9.93 8.53 Net Interest Margin (NIM)(TEY) 3.82 3.77 3.46 3.64 3.16 3.35 Non-Int Inc. / Avg. Assets 1.11 1.63 1.23 1.56 1.76 1.48 Efficiency Ratio 66.66% 63.25% 69.16% 65.67% 70.46% 76.43 % Asset Quality Nonaccrual Loans / Loans (1) 2.64% 2.50% 2.49% 2.50% 2.19% 1.76 % NPAs / Assets 2.51 2.38 2.07 2.38 1.90 1.58 Reserves / Loans (2) (3) 0.98 1.00 1.01 1.00 0.91 1.17 NCOs / Average Loans 0.35% 0.16% 0.14% 0.55% 0.78% 0.30 % Yield and Cost Yield on Earning Assets (TEY) 6.69% 6.82% 6.83% 6.89% 6.94% 6.62 % Cost of Deposits 2.84 3.03 3.36 3.23 3.82 3.24 Cost of Interest-Bearing Liabilities 3.41% 3.63% 4.00% 3.85% 4.46% 3.97 % Meridian Corporation 23

Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Allowance for credit losses (GAAP) $ 21,252 $ 21,573 $ 21,794 $ 20,851 $ 20,827 Loans and other finance receivables (GAAP) 2,181,575 2,170,600 2,162,845 2,108,250 2,071,675 Less: Loans at fair value (14,090) (14,396) (14,454) (14,541) (14,182) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 2,167,485 $ 2,156,204 $ 2,148,391 $ 2,093,709 $ 2,057,493 ACL to loans and other finance receivables (GAAP) 0.97% 0.99% 1.01% 0.99% 1.01 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 0.98% 1.00% 1.01% 1.00% 1.01 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-Provision Net Revenue Reconciliation Three Months Ended (Dollars in thousands, except per share data) March 31, 2026 December 31, 2025 March 31, 2025 Income before income tax expense $ 2,588 $ 9,297 $ 3,145 Provision for credit losses 7,493 3,287 5,212 Pre-provision net revenue $ 10,081 $ 12,584 $ 8,357 Bank $ 10,513 $ 11,771 $ 8,860 Wealth 811 493 726 Mortgage (1,243) 320 (1,229) Pre-provision net revenue $ 10,081 $ 12,584 $ 8,357 Meridian Corporation 24

(dollars in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Tangible common equity ratio - Corporation: Total stockholders' equity (GAAP) $ 200,225 $ 199,716 $ 188,029 $ 178,020 $ 173,568 Less: Goodwill and intangible assets (3,411) (3,462) (3,513) (3,564) (3,615) Tangible common equity (non-GAAP) $ 196,814 $ 196,254 $ 184,516 $ 174,456 $ 169,953 Total assets (GAAP) $ 2,576,581 $ 2,561,995 $ 2,541,130 $ 2,510,938 $ 2,528,888 Less: Goodwill and intangible assets (3,411) (3,462) (3,513) (3,564) (3,615) Tangible assets (non-GAAP) $ 2,573,170 $ 2,558,533 $ 2,537,617 $ 2,507,374 $ 2,525,273 Tangible common equity ratio (non-GAAP) 7.65% 7.67% 7.27% 6.96% 6.73 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 244,621 $ 244,064 $ 236,038 $ 228,127 $ 220,768 Less: Goodwill and intangible assets (3,411) (3,462) (3,513) (3,564) (3,615) Tangible common equity (non-GAAP) $ 241,210 $ 240,602 $ 232,525 $ 224,563 $ 217,153 Total assets (GAAP) $ 2,575,135 $ 2,560,485 $ 2,541,395 $ 2,510,684 $ 2,525,029 Less: Goodwill and intangible assets (3,411) (3,462) (3,513) (3,564) (3,615) Tangible assets (non-GAAP) $ 2,571,724 $ 2,557,023 $ 2,537,882 $ 2,507,120 $ 2,521,414 Tangible common equity ratio (non-GAAP) 9.38% 9.41% 9.16% 8.96% 8.61 % RECONCILIATION OF NON-GAAP MEASURES Meridian Corporation 25